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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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☐	Soliciting Material Pursuant to §240.14a-12
National Mercantile Bancorp
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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        April 7, 2004

Dear Shareholders:

        We cordially invite you to attend the 2004 Annual Meeting of Shareholders. The meeting will be held on Thursday, April 22, 2004 at 6:00 p.m. at Mercantile National Bank, 1840 Century Park East, Main Floor, Los Angeles, California 90067.

        Attached are the Notice of the 2004 Annual Meeting of Shareholders, the Proxy Statement, the Proxy Card and a postage prepaid return envelope, as well as a copy of our Annual Report on Form 10-KSB.

        At the meeting, the shareholders will be asked to elect nine directors. We will also report on our performance in 2003 and answer your questions regarding the Company.

        We look forward to seeing you at the meeting.

Sincerely,

Robert E. Gipson Chairman of the Board	Scott A. Montgomery President and Chief Executive Officer

NATIONAL MERCANTILE BANCORP
NOTICE OF 2004 ANNUAL MEETING OF SHAREHOLDERS
to be held Thursday, April 22, 2004

        The Annual Meeting of Shareholders of National Mercantile Bancorp will be held on Thursday, April 22, 2004, at 6:00 p.m. at Mercantile National Bank, 1840 Century Park East, Main Floor, Los Angeles, California 90067.

        At the Annual Meeting we will ask you to:

  1.
  Elect nine directors to serve for a term of one year and until their successors are elected and qualified. The persons nominated by the Board of Directors (Donald E. Benson, Joseph N. Cohen, Robert E. Gipson, W. Douglas Hile, Antoinette Hubenette, M.D., Scott A. Montgomery, Judge Dion G. Morrow, Carl R. Terzian and Robert E. Thomson) are described in the accompanying Proxy Statement;

  2.
  Transact any other business that may properly be presented at the meeting.

        If you owned either Common Stock or Series A Noncumulative Convertible Preferred Stock of National Mercantile Bancorp on March 5, 2004, the record date, you are entitled to attend and vote at the Meeting.

By Order of the Board of Directors,
1840 Century Park East Los Angeles, California 90067 April 7, 2004	Joseph N. Cohen Corporate Secretary

        WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE DATE, SIGN AND RETURN THE ACCOMPANYING PROXY WITHOUT DELAY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE. YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING, AND YOUR PROXY WILL NOT BE USED IF YOU ARE PRESENT AND PREFER TO VOTE IN PERSON.

i

NATIONAL MERCANTILE BANCORP
PROXY STATEMENT
2004 ANNUAL MEETING OF SHAREHOLDERS
to be held April 22, 2004

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why did you send me this proxy statement and proxy card?

        We sent you this Proxy Statement and the enclosed proxy card because you own shares of National Mercantile Bancorp. Your proxy is being solicited by the Board of Directors of National Mercantile Bancorp. This Proxy Statement provides you with information which will help you to cast your vote at the Annual Meeting. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

        When you sign the proxy card, you appoint each of Scott A. Montgomery and Robert E. Thomson, Directors of National Mercantile Bancorp, as your representatives at the Annual Meeting (your proxies). Mr. Montgomery and Mr. Thomson will vote your shares at the Annual Meeting, as you have instructed them on your proxy card(s). If an issue comes up for vote at the Annual Meeting that is not on the proxy card, Mr. Montgomery or Mr. Thomson will vote your shares, under your proxy, in accordance with his best judgment.

        We began sending this Proxy Statement, the attached Notice of Annual Meeting and the enclosed proxy card on April 7, 2004 to all shareholders entitled to vote. Shareholders who owned Common Stock or Series A Noncumulative Convertible Perpetual Preferred Stock ("Series A Preferred Stock") on March 5, 2004 (the record date) are entitled to vote. On the record date, there were 2,900,003 shares of Common Stock outstanding and 666,273 shares of Series A Preferred Stock outstanding. Each share of Series A Preferred Stock is convertible into two shares of Common Stock for a total of 1,332,546 shares of Common Stock. These are our two classes of voting stock.

        We have enclosed our 2003 Annual Report on Form 10-KSB filed with the Securities and Exchange Commission, which includes our financial statements. The Form 10-KSB is not to be considered part of the soliciting materials.

What am I voting on?

        We ask you to vote on the election of nine directors.

        At the time this Proxy Statement was printed, we knew of no other matters to be acted on by the shareholders at the Annual Meeting.

How many votes do I have?

        You have one vote for each share of our Common Stock and two votes for each share of our Series A Preferred Stock. In the election of directors, you may be permitted to "cumulate" your votes.

What is "cumulative voting"?

        Cumulative voting is a manner of voting in the election of directors in which each shareholder is entitled to a total number of votes equal to the number of directors to be elected multiplied by the number of votes the shareholder would have on a single matter. The number of votes a shareholder has on a single matter is the number of shares of Common Stock held by the shareholder plus two times the number of shares of Series A Preferred Stock held by the shareholder (since each share of Series A Preferred Stock is entitled to two votes). For example, if you hold 1,000 shares of Common Stock and 200 shares of Series A Preferred Stock, you are entitled to 12,600 total votes in the election of directors (9—the number of directors—multiplied by one vote per share of Common Stock, or 9,000 votes, plus 9 multiplied by two votes per share of Series A Preferred, or 3,600 votes). You may use all of your votes for one nominee, or may distribute your votes among two or more nominees as you see fit. No shareholder may cumulate votes unless at least one shareholder gives notice at the Annual Meeting of his or her intention to cumulate votes.

        Mr. Montgomery and Mr. Thomson (your proxies) may, in their discretion, cumulate votes for shares with respect to which they have proxies.

How are abstentions and broker non-votes treated?

        Abstentions and broker non-votes will be included in the number of shares present at the Annual Meeting for purposes of determining the presence of a quorum. Abstentions and broker non-votes have no effect on the election of directors.

How do I vote?

You may vote by mail

        Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you mark your voting instructions on the proxy card, your shares will be voted as you instruct. If you return a signed proxy card but do not provide voting instructions, your shares will be voted FOR the election of the nominees for directors identified in this Proxy Statement.

You may vote in person at the meeting

        You may attend the Annual Meeting and vote in person. If you hold your shares in street name, you must request a legal proxy from your stockbroker in order to vote at the meeting. Otherwise, we cannot count your votes.

May I revoke my proxy?

        If you have returned your signed proxy card, you may revoke it at any time before it is exercised. You may revoke your proxy in any one of three ways:

  •
  You may send in another proxy with a later date.

  •
  You may notify National Mercantile Bancorp's Secretary in writing before the Annual Meeting that you have revoked your proxy.

  •
  You may vote in person at the Annual Meeting.

How will shares I hold in street name be voted?

        If your shares are held in street name, your brokerage firm, under certain circumstances, may vote your shares. Brokerage firms have authority under New York Stock Exchange rules to vote customers' shares on certain "routine" matters, including the election of directors. If you do not vote your proxy, your brokerage firm may either vote your shares on routine matters or leave your shares unvoted.

        We encourage you to provide instructions to your brokerage firm by voting your proxy. This ensures your shares will be voted at the Annual Meeting.

What does it mean if I receive more than one proxy card?

        If you own both Common Stock and Series A Preferred Stock or if you have more than one account at the transfer agent and/or with stockbrokers, you will receive separate proxy cards for each class of stock and for each account. Please sign and return all proxy cards to ensure that all your shares are voted.

How many votes may be cast at the Annual Meeting?

        Based on the number of shares of Common Stock and Series A Preferred Stock outstanding on the record date, up to 4,232,549 votes may be cast on any matter.

        How many shares do you need to hold the Annual Meeting (what are the quorum requirements)?

        Shares representing a majority of our outstanding votes on the record date of March 5, 2004 must be present at the meeting in order to hold the meeting and conduct business. This is called a quorum. Accordingly, a quorum for our annual meeting is 2,116,275 votes.

        Shares are counted as present at the meeting if the stockholder either:

  •
  is present at the meeting, or

  •
  has properly submitted a proxy card

Who nominates individuals for election to the Board of Directors?

        Our bylaws state that nominations for the election of individuals to the Board of Directors may be made by the Board of Directors or by any holder of our voting stock. Nominations, other than those made by the Board of Directors, must be made in writing. If you wish to make such nominations, your notice must be received by the President of National Mercantile Bancorp no more than 60 days prior to the Annual Meeting and no more than 10 days after the Notice of Annual Meeting is sent to shareholders. If the Notice of Annual Meeting is sent to shareholders exactly 10 days before the meeting, then your notice of intention to make a nomination to the Board of Directors must be made no later than the time fixed for the opening of the Annual Meeting as stated in the Notice of Annual Meeting. If you want to make a nomination to the Board of Directors you must give the following information to the extent known to you:

  •
  Name and address of each proposed nominee

  •
  Principal occupation of each proposed nominee

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  Number of shares of our stock owned by each proposed nominee

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  Your name and address and

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  The number of shares owned by you

        If nominations to the Board of Directors are not made as outlined above, the Chairman of the meeting may disregard the nominations and instruct the inspectors of election to disregard all votes cast for such nominees.

How many votes must the director nominees have to be elected?

        The nine nominees receiving the highest number of votes will be elected as directors. This number is called a plurality. If you do not vote for a particular nominee, or you withhold authority to vote for a particular nominee on your proxy card, your vote will not count either "for" or "against" the nominee.

Who pays the costs of soliciting these proxies?

        We pay for distributing and soliciting proxies and reimburse brokers, nominees, fiduciaries and other custodians reasonable fees and expenses in forwarding proxy materials to shareholders. Our directors, officers and regular employees may solicit proxies in person, through mail, telephone or other means. We do not pay those individuals additional compensation for soliciting proxies.

ELECTION OF DIRECTORS

        Our bylaws state that the Board of Directors will consist of not less than six directors nor more than eleven directors, with the exact number fixed from time to time by the Board or by the shareholders. The Board of Directors has fixed the number of directors at nine as of the Annual Meeting.

        Based on the recommendation of the Nominating Committee, the Board has nominated nine current directors for re-election. If you re-elect them, they will hold office until the next Annual Meeting and their successors are duly elected and qualified. Each nominee has indicated that he or she is willing to serve as a director. If any nominee is unable to serve or for good cause will not serve, Mr. Thomson or Mr. Montgomery (your proxies) may vote for another nominee proposed by the Board or the Board may reduce the number of directors to be elected. If any director resigns, dies or is otherwise unable to serve out his or her term, the Board may fill the vacancy until the next Annual Meeting. It is presently intended that all directors elected at the Annual Meeting will also serve as directors of Mercantile National Bank. In addition, it is intended that if elected Messrs. Montgomery, Benson, Gipson and Hile will continue to serve as directors of South Bay Bank, N.A.

        The following information is provided regarding the nominees.

Donald E. Benson Director since 1998 Age 73	Mr. Benson is Executive Vice President and a director of Marquette Financial Companies, Minneapolis, Minnesota, a financial services holding company (formerly Marquette Bancshares, Inc.). He has served in that position since 1992. Mr. Benson is also a director of MAIR Holdings, Inc., commuter airline; Mass Mutual Corporate Investors, a mutual fund; and Mass Mutual Participation Investors, a mutual fund.
Joseph N. Cohen Director since 1998 Age 58
Mr. Cohen has been President of American Entertainment Investors, Inc., Santa Monica, California, a media financing and consulting firm, since February 1996, and a Principal of Abel's Hill Capital Corp., an investment banking firm, since October 1996.

Robert E. Gipson Director since 1996 Age 57
Mr. Gipson is President of Alpha Analytics Investment Group, LLC, Los Angeles, California, a registered investment advisor, and has served in that capacity since its organization in 1998. Mr. Gipson is Of Counsel to the law firm of Gipson Hoffman & Pancione and has been a lawyer with that firm since 1982. Mr. Gipson is also President of Corporate Management Group, Inc., a financial management company, since 1988. Mr. Gipson has been Chairman of National Mercantile Bancorp since June 1997 and was Chairman of Mercantile National Bank from June 1997 to December 1998. He also serves as a director of Business First National Bank, Santa Barbara, California.
W. Douglas Hile Director since 2003 Age 51
Mr. Hile is Chairman and CEO of Meridian Bank, a position he has held since October of 2002. He also serves as Senior Vice President and Regional President for Marquette Financial Companies, a diversified financial services holding company headquartered in Minneapolis, Minnesota. He has almost thirty years of experience in the financial services business, including management roles for Northern Trust and Bank One. Prior to joining Meridian Bank, he served as President and CEO of the Marquette Banks, a $3 billion commercial banking group based in Minneapolis.
Antoinette Hubenette, M.D. Director since 1998 Age 55
Dr. Hubenette was President and a director of Cedars-Sinai Medical Group, Beverly Hills, California (formerly Medical Group of Beverly Hills), a physicians' medical practice group, from 1994 to 2000. She has been a practicing physician since 1982. She continues in part-time practice of general internal medicine.
Scott A. Montgomery Director since 1995 Age 62
Mr. Montgomery is President and Chief Executive Officer of National Mercantile Bancorp, Mercantile National Bank and South Bay Bank, N.A. He served in that position for Mercantile National Bank since November 1995, for National Mercantile Bancorp since June 1997 and for South Bay Bank, N.A. since December 2001.

Judge Dion G. Morrow Director since 1998 Age 71
Judge Morrow has served as a private judge since November 1995. From February 1978 to October 1995, he served as Judge of the Los Angeles Superior Court. Judge Morrow has been Chairman of the Board of Mercantile National Bank since December 1998. During 2000 Judge Morrow also served as a member of the Judicial Review Commission on Foreign Asset Control, a joint commission of the Congress established by the Drug Kingpin Act of 1999.
Carl R. Terzian Director since 1998 Age 68
Mr. Terzian has been Chairman of the Board of Directors and Chief Executive Officer of Carl Terzian Associates, Los Angeles, California, a national public relations consulting firm, since 1969. He is also a director of Transamerica Investors, Inc., a member of the Transamerica Corp. family, which manages its own mutual funds and Electronic Clearing House, Inc., a national electronic clearing house for bank checks and credit cards.
Robert E. Thomson Director of Bancorp since 1983 and of the Bank since 1982 Age 62
Mr. Thomson has been Of Counsel to the law firm of Jekel & Howard, LLP, Scottsdale, Arizona since August 1996. He has been Vice Chair of National Mercantile Bancorp and Mercantile National Bank since June 1991.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES

Arrangement for Selection of Directors

        We have agreed with the successors to Conrad Company that the Board of Directors would nominate for election as director a person or persons nominated by them. These successors include Carl R. Pohlad, as Trustee of the Revocable Trust of Carl R. Pohlad, the Trustee of the Revocable Trust of Eloise O. Pohlad, James O. Pohlad, Robert C. Pohlad and William M. Pohlad. This agreement was entered into in connection with Conrad Company's purchase of Series A Preferred Stock in our 1997 recapitalization. The number of persons which these persons can nominate is the number which it and its affiliates would be entitled to elect based on cumulative voting. This agreement expires when these persons no longer hold any shares of Series A Preferred Stock. Since 1998 Donald E. Benson has been nominated as Director pursuant to the agreement, and in 2003 W. Douglas Hile was appointed as a director pursuant to the agreement.

Board Committees; Meetings

        The Board met 11 times during fiscal year 2003. No director attended less than 75% of all meetings of the Board of Directors and Committees on which he or she served in 2003. The following information is provided regarding certain Board Committees standing during 2003.

        Nominating Committee.    The Nominating Committee consists of Directors Gipson, who serves as Chairman, Benson and Terzian. The Nominating Committee recommends candidates to fill vacancies on the Board of Directors and recommends the slate of directors to be nominated by the Board of Directors for election at annual meetings of shareholders. The Nominating Committee met one time in 2003. The Nominating Committee does not have a Charter.

        The Nominating Committee seeks to achieve a balance of knowledge, experience and capability on the Board. The Nominating Committee believes that members of the Board should have the highest professional and personal ethics and values. When considering candidates for director, the Nominating Committee takes into account a number of factors; director candidates are expected to meet a significant number of these factors, but are not expected to meet all the factors equally:

  •
  Ability to attend regular and special board and committee meetings and willingness to perform the duties of a director

  •
  Banking industry/general business knowledge, fine moral character, good personal and business reputation

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  Industry knowledge, contacts and network of potential clients in industries served by the Company

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  Be responsible, fair-minded, reliable, ethical and possess high integrity

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  Ability to develop significant amount of new business, participate in community activities and serve as ambassador for the institution

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  Financial commitment regarding stock ownership and ability to deposit personal funds at the institution

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  Candidates from the local community who are well known and respected will be given preferential consideration

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  Prior experience on financial institution boards of directors

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  Other considerations:

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  Ten-year senior-level management experience in a "for-profit" business

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  Possession of specific skills in electronic data processing, internal auditing, accounting, personnel, finance, etc., and/or demonstrated business or financial institution consulting expertise and experience

        The Nominating Committee is responsible for assessing the appropriate mix of skills and characteristics required of Board members in the context of the perceived needs of the Board at a given point in time. Diversity in personal background, race, gender and age for the Board as a whole may be taken into account favorably in considering individual candidates.

        The Nominating Committee utilizes a variety of methods for identifying and evaluating nominees for director. The Nominating Committee will periodically assess the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or otherwise. If vacancies are anticipated, or otherwise arise, or the size of the Board is expanded, the Nominating Committee will consider various potential candidates for director. Candidates may come to the attention of the Nominating Committee through current Board members or management, shareholders or other persons. These candidates will be evaluated at regular or special meetings of the Nominating Committee, and may be considered at any point during the year. Certain shareholders have the right to designate nominees to the Board (see "Arrangement for Selection of Directors").

        The Nominating Committee will consider candidates for directors recommended by shareholders who follow the proper procedures in submitting the recommendation. To be considered for election at an annual meeting, the recommendation must be submitted no later than January 31 of the year in which the meeting will be held. The recommendation must by in writing addressed to the Corporate Secretary and must include the following: (i) statement that the writer is a stockholder and is proposing a candidate for consideration by the Nominating Committee; (ii) name and contact information for the candidate; (iii) statement of the candidate's business and educational experience; (iv) information regarding each of the factors listed above (other than the factor regarding board size and composition) sufficient to enable the Nominating Committee to evaluate the candidate; (v) statement detailing any relationship between the candidate and any competitor of the Company; (vi) detailed information about any relationship or understanding between the writer and the candidate; and (vii) statement that the candidate is willing to be considered and is willing to serve as a director if nominated and elected.

        Stockholders may personally nominate directors at an annual meeting by following the procedures for stockholder nominations set forth in the Bylaws, which are set forth under "Information about the Annual Meeting and Voting—Who nominates individuals for election to the Board of Directors?"

        Stock Option and Compensation Committee.    The Stock Option and Compensation Committee recommends to the Board of Directors all elements of compensation for the executive officers. The Committee also has authority to administer the Company's 1996 Stock Incentive Plan. The Committee consists of Directors Morrow, who serves as Chairman, Hubenette and Thomson. The Committee met one time in 2003.

        Audit Committee.    The functions of the Audit Committee and its activities during 2003 are described below under the heading Report of the Audit Committee. The Board of Directors has determined that Joseph N. Cohen, a member of the Audit Committee, is an "audit committee financial expert" as that term is defined in Regulation S-B of the Securities and Exchange Commission, and that he is "independent" as that term is used in Item 7(b)(3)(iv) of Schedule 14A under the Securities Exchange Act of 1934, as amended. A copy of the Audit Committee Charter is attached as an Appendix to this Proxy Statement.

Report of the Audit Committee

        The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent National Mercantile Bancorp specifically incorporates this Report by reference therein.

        The Audit Committee of the Board of Directors is composed of four directors, a majority of whom are "independent" under the listing standards of the National Association of Securities Dealers. The members of the Audit Committee are Directors Benson, who serves as Chairman, Cohen, Gipson and Morrow.

        The Audit Committee held four meetings during 2003. The Board of Directors has adopted a written charter for the Audit Committee, and the Audit Committee within the past year has reviewed and assessed the adequacy of the charter.

        The Audit Committee oversees our financial reporting process on behalf of the Board of Directors. In fulfilling its oversight responsibilities the Audit Committee reviewed and discussed the audited financial statements included in the Annual Report on Form 10-KSB filed with the Securities and Exchange Commission and the unaudited financial statements included with Quarterly Reports on Form 10-QSB filed with the Commission.

        The Audit Committee met and discussed with management and the independent auditors the matters required to be discussed by Statements on Accounting Standards (SAS) No. 61. These

discussions included the clarity of the disclosures made therein, the underlying estimates and assumptions used in the financial reporting, and the reasonableness of the significant judgments and management decisions made in developing the financial statements. In addition, the Audit Committee has discussed with the independent auditors their independence from National Mercantile Bancorp and has received the written letter from the independent auditors required by Independence Standards Board Standard No. 1.

        The Audit Committee also met and discussed with the independent auditors issues related to the overall scope and objectives of the audit, National Mercantile Bancorp's internal controls and critical accounting policies, and the specific results of the audit. Management was present at all or some part of each of these meetings. Lastly, the Audit Committee met with management and discussed the engagement of Ernst & Young LLP as National Mercantile Bancorp's independent auditors.

        Pursuant to the reviews and discussions described above, the Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-KSB for the fiscal year 2003 filed with the Securities and Exchange Commission.

        Management is responsible for National Mercantile Bancorp's financial reporting process including its system of internal control, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. National Mercantile Bancorp's independent auditors are responsible for auditing those financial statements. Our responsibility is to monitor and review these processes. It is neither our duty nor our responsibility to conduct auditing or accounting reviews or procedures. We are not employees of National Mercantile Bancorp and we may not be, and we may not represent ourselves to be or to serve as, accountants or auditors by profession or experts in the fields of accounting or auditing. Therefore, we have relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent auditors included in their report on National Mercantile Bancorp's financial statements. Our oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our consultations and discussions with management and the independent auditors do not assure that National Mercantile Bancorp's financial statements are presented in accordance with generally accepted accounting principles, that the audit of National Mercantile Bancorp's financial statements has been carried out in accordance with generally accepted auditing standards or that our Company's independent accountants are in fact "independent."

        Signed and adopted by the Audit Committee as of March 24, 2004.

                      /s/ Donald E. Benson, Chairman
                      /s/ Joseph N. Cohen
                      /s/ Robert E. Gipson
                      /s/ Dion G. Morrow

Compensation of Directors

        We compensate our non-employee directors through fees and stock options. Directors who are employees (currently only Mr. Montgomery) received no separate compensation for their services as directors.

        In 2003, National Mercantile Bancorp and Mercantile National Bank paid directors' fees in accordance with the following:

  •
  The Chairman of National Mercantile Bancorp and the Chairman of Mercantile National Bank received a monthly retainer of $600 and an additional $450 for each Board meeting attended and $200 for each Board committee meeting attended.

  •
  Each other non-employee director received a monthly retainer of $500 and an additional $450 for each Board meeting attended and $150 for each Board committee meeting attended.

  •
  The Chairman of the Loan Committee received a monthly retainer of $250 and each other non-employee member of the Loan Committee received a monthly retainer of $200.

        In 2003, each director of South Bay other than the Chairman and the non-employee directors who are directors of National Mercantile Bancorp (Messrs. Benson, Gipson and Hile) received a monthly retainer of $1,750; the Chairman received a monthly retainer of $1,950 and each director who was also a Director of National Mercantile Bancorp received a monthly retainer of $1,250.

        In 2003, we paid fees aggregating $162,900 to non-employee directors of National Mercantile Bancorp for services as directors for all entities. In addition, in 2003, each non-employee director of National Mercantile Bancorp (other than Mr. Hile, who was not a director of the time of grant) received an option to purchase 1,000 shares of Common Stock for $6.40 per share, the market price of the Common Stock on the date of grant.

        We do not reimburse directors for travel and other related expenses incurred in attending shareholders, Board or committee meetings.

Director Attendance at Annual Meetings

        We typically schedule a board meeting in conjunction with our Annual Meeting and expect that our directors will attend, absent a valid business or personal conflict. Six of our eight directors attended our 2003 Annual Meeting.

Certain Relationships and Related Transactions

        From time to time we have made loans to directors and executive officers. All of these loans which were either made or were outstanding in 2003 were made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons. These loans do not involve more than the normal risk of collectability or present other unfavorable features.

INFORMATION ABOUT NATIONAL MERCANTILE BANCORP
COMMON AND PREFERRED STOCK OWNERSHIP

Security Ownership of Principal Shareholders and Management

        The following table provides information as of the record date regarding the Common Stock, the Series A Preferred Stock and the Series B Convertible Perpetual Preferred Stock ("Series B Preferred Stock") owned by: (i) each person we know to beneficially own more than 5% of the outstanding Common Stock, outstanding Series A Preferred Stock or outstanding Series B Preferred Stock; (ii) each of our directors; (iii) each of our executive officers named in the Summary Compensation Table included in this Proxy Statement; and (iv) all of our executive officers and directors as a group. Except as may be indicated in the footnotes to the table and subject to applicable community property laws, to our knowledge each person identified in the table has sole voting and investment power with respect to the shares shown as beneficially owned.

Name and Address of Beneficial Owner(1)(2)	Number of Common Shares Owned		Percent of Class	Number of Series A Preferred Shares Owned	Percent of Class	Percent of Class of Common and Series A Preferred Shares Combined(3)	Number of Series B Preferred Shares Owned(4)	Percent of Class
James O. Pohlad(5)	312,449		9.9	168,133	25.2	14.4	334	33.4
Robert C. Pohlad(5)	312,591		9.9	168,132	25.2	14.4	333	33.3
William M. Pohlad(5)	312,591		9.9	168,132	25.2	14.4	333	33.3
Carl R. Pohlad Revocable Trust(5)	154,999		4.9	-0-	—	3.5	-0-	—
Eloise O. Pohlad Revocable Trust(5)	154,999		4.9	-0-	—	3.5	-0-	—
Hovde Capital Advisors LLC(6)	235,100		7.4	-0-	—	5.2	-0-	—
9830 Investments No. 1, a California Limited Partnership, 9830 Wilshire Boulevard Beverly Hills, CA 90212	-0-		—	63,282	9.5	2.8	-0-	—
Donald E. Benson	84,350	(7)	2.7	-0-	—	1.9	-0-	—
Joseph N. Cohen	5,650	(8)	—	-0-	—	—	-0-	—
Robert E. Gipson	34,696	(8)	1.1	223	—	—	-0-	—
W. Douglas Hile	141		—	-0-	—	—	-0-	—
Antoinette Hubenette, M.D.	5,550	(9)	—	-0-	—	—	-0-	—
Scott A. Montgomery	198,388	(10)	6.3	3,379	—	4.6	-0-	—
Judge Dion G. Morrow	12,600	(11)	—	-0-	—	—	-0-	—
Carl R. Terzian	4,525	(8)	—	-0-	—	—	-0-	—
Robert E. Thomson	9,236	(12)	—	639	—	—	-0-	—
David Brown	16,250	(13)
Robert W. Bartlett	12,000	(14)
All directors and executive officers as a group (12 persons)	405,636	(15)	13.0	4,241	—	9.3	-0-	—

—
Less than one percent (1%)

(1)
"Beneficial ownership" is a technical term broadly defined by the SEC to mean more than ownership in the usual sense. For example, you "beneficially" own common or preferred stock not only if you hold it directly, but also if you own it indirectly (through a relationship, a position as a director or trustee, or a contract or understanding), have or share the power to vote the stock, to sell it or have the right to acquire it within 60 days.

(2)
The business address of each director and executive officer is c/o National Mercantile Bancorp, 1880 Century Park East, Los Angeles, California 90067.

(3)
Assumes conversion of each outstanding share of Series A Preferred Stock into two shares of Common Stock.

(4)
The Series B Preferred Stock is convertible into Common Stock at the earliest of June 30, 2005 or upon the occurrence of certain corporate mergers, reorganization or sale of assets.

(5)
The address is 60 South Sixth Street, Suite 3800, Minneapolis, Minnesota 55402.

(6)
Hovde Capital Advisors LLC shares beneficial ownership of these shares with the following entities by virtue of being the investment advisor to the entities: Financial Institution Partners III L.P.—140,200 shares; Financial Institution Partners, L.P.—62,100 shares; Financial Institution Partners, Ltd.—21,100 shares; and Financial Institutions Partners IV, L.P.—11,700. Eric D. Hovde and Steven D. Hovde may be deemed to share beneficial ownership of these shares with Hovde Capital Advisors LLC by virtue of their ownership interest in, and positions as officers and/or members of, that entity. The address for Hovde Capital Advisors LLC and Eric D. Hovde is 1824 Jefferson Place, N.W., Washington, D.C. 20036. The address for Steven D. Hovde is 1629 Colonial Parkway, Inverness, Illinois 60067.

(7)
Includes 3,000 shares which may be acquired upon exercise of options.

(8)
Includes 5,350 shares which may be acquired upon exercise of options.

(9)
Includes 1,000 shares which may be acquired upon exercise of options.

(10)
Includes 177,508 shares which may be acquired upon exercise of options.

(11)
Includes 4,250 shares which may be acquired upon exercise of options.

(12)
Includes 3,800 shares which may be acquired upon exercise of options.

(13)
Includes 16,250 shares which may be acquired upon exercise of options.

(14)
Includes 12,000 shares which may be acquired upon exercise of options.

(15)
Includes 223,158 shares which may be acquired upon exercise of options.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and 10% shareholders to file reports with the Securities and Exchange Commission on changes in their beneficial ownership of Common Stock or Series A Preferred Stock and to provide us with copies of the reports.

        Based on our review of these reports, we believe that all of these persons have filed all required reports on a timely basis in 2003 except those previously reported and that: (i) Mr. Bartlett was late filing a Form 3; and (ii) Mr. Morrow was late filing a Form 4 in connection with the purchase of 300 shares.

EXECUTIVE OFFICERS

Biographies

        The Company has three executive officers: Scott A. Montgomery, David R. Brown and Robert W. Bartlett. The biography of Mr. Montgomery is included under the section "Election of Directors."

        Mr. Brown (age 44) was appointed Executive Vice President and Chief Financial Officer of National Mercantile Bancorp and Mercantile National Bank in June 2001 and of South Bay Bank, N.A. in December 2001. From November 1997 to April 2001 he served as Chief Operating Officer and Chief Financial Officer and a director of PriVest Bank in Costa Mesa, California.

        Mr. Bartlett (age 57) was appointed Executive Vice President and Chief Credit Officer of National Mercantile Bancorp in November 2003. He has been Chief Credit Officer of South Bay Bank since December 2001. From May 2000 to December 2001 he was a Senior Vice President—Commercial Banking South at Pacific Century Bank in Santa Ana, California and for more than five years prior to that he was Senior Vice President—Chief Credit Officer, Commercial Banking at Tokai Bank in Los Angeles, California.

Compensation of Executive Officers

        The following table shows certain information regarding compensation paid during the last three years to the Chief Executive Officer, each person who was an executive officer at the end of 2003 and each former executive officer whose salary and bonus exceeded $100,000 during 2003 (the "Named Executive Officers").

Summary Compensation Table

	Annual Compensation							Long Term Compensation
Name and Principal Position	Year	Salary ($)			Bonus ($)			Awards Securities Underlying Options/SAR's (#)	All Other Compensation ($)
Scott A. Montgomery President and Chief Executive Officer	2003 2002 2001	$ $ $	314,650 310,000 250,000		$ $	9,090 -0- 62,400	(1)	-0- -0- -0-	$ $ $	13,954 10,087 9,053	(2) (2) (2)
David R. Brown Executive Vice President & Chief Financial Officer	2003 2002 2001	$ $ $	153,333 150,000 73,125	(3)	$ $ $	15,000 7,500 15,000		-0- 12,500	$ $ $	6,400 6,000 3,250	(4) (4) (4)
Henry T. McCaffrey Executive Vice President and Chief Credit Officer	2003 2002 2001	$ $ $	128,146 140,000 21,808	(5) (6)	$ $	-0- 17,500 10,000	(7)	-0- -0- 10,000	$ $ $	10,218 8,510 932	(8) (8) (8)
Robert W. Bartlett Executive Vice President and Chief Credit Officer	2003		$159,317	(9)		$32,500		-0-		$8,826	(4)

(1)
Incentive bonus in accordance with his employment agreement as in effect for the respective years.

(2)
Consists of club membership fees, automobile allowance, Company-matching 401(k) contribution and group term life insurance.

(3)
Mr. Brown commenced employment on June 18, 2001 at an annual salary of $135,000.

(4)
Consists of automobile allowance and group term life insurance.

(5)
Mr. McCaffrey terminated employment on November 14, 2003.

(6)
Mr. McCaffrey commenced employment on November 6, 2001 at an annual salary of $140,000.

(7)
Consists of a sign-on bonus.

(8)
Consists of automobile allowance, Company-matching 401(k) contribution and group term life insurance.

(9)
Mr. Bartlett was appointed Executive Vice President and Chief Credit Officer for National Mercantile Bancorp in November 2003.

        The following table sets forth certain information with respect to options granted during 2003 by the Named Executive Officers:

2003 Option Grants

Name	No. of Securities Underlying Options/SARs Granted(1)	% of Total Options/ SARs Granted to Employees in Fiscal Year	Exercise or Base Price ($/Share)		Expiration Date
Scott A. Montgomery	-0-	—		—	—
David R. Brown	7,500	4.5%		$6.90	2/3/13
Henry T. McCaffrey(2)	7,500	4.5%		$6.90	2/3/13
Robert W. Bartlett	4,000 10,000 7,500	13.0%	$ $ $	6.90 7.00 11.14	2/3/13 6/1/13 11/21/13

(1)
Each of these options vest 50% on the first anniversary of the grant date and 50% on the second anniversary of the grant date.

(2)
Mr. McCaffrey's employment terminated in November 2003.

        The following table sets forth certain information regarding options exercised during 2003 by the Named Executive Officers and the options held by the Named Executive Officers at year-end.

2003 Option Exercises and Year-End Option Values

			Number of Securities Underlying Unexercised Options/SARs at Fiscal Year End (#)
						Value of Unexercised In-the-Money Options/SARs at Fiscal Year End ($)(1)
Name	Shares Acquired on Exercise (#)	Value Realized
			Exercisable		Unexercisable	Exercisable	Unexercisable
Scott A. Montgomery	-0-	—	177,508	(2)	-0-	$849,068	-0-
David R. Brown	-0-	—	12,500		7,300	$55,120	$33,325
Henry T. McCaffrey(3)	10,000	$46,400	-0-		7,500	-0-	$32,325
Robert W. Bartlett	-0-	—	10,000		21,500	$53,800	$59,865

(1)
In accordance with Securities and Exchange Commission rules, the value of unexercised "in-the-money" options is the difference between the closing sale price of the Common Stock on December 31, 2003 ($11.21 per share) and the exercise price of the option, multiplied by the number of shares subject to the option.

(2)
Includes an option with tandem stock appreciation rights (SARs) with respect to 16,500 shares of Common Stock.

(3)
Mr. McCaffrey's employment terminated in November 2003.

Employment and Severance Agreements

        Mr. Montgomery has entered into an employment agreement effective as of January 1, 1999 and terminating March 31, 2007. Under the agreement, as amended, Mr. Montgomery is entitled to: (1) an annual base salary of $310,000 (with annual cost of living increases not to exceed 5% per year); (2) an annual incentive bonus equal to 3% of the first $3 million of National Mercantile Bancorp's pre-tax profit, 4% of the next $2 million of pre-tax net profit and 5% of the pre-tax profit over $5 million, with a maximum bonus equal to Mr. Montgomery's annual base salary for the year; and (3) certain other benefits, including a company automobile and payment of club membership dues. National Mercantile Bancorp may terminate Mr. Montgomery's employment at any time with or without cause, provided that if termination is without cause, Mr. Montgomery would be entitled to receive as severance pay his base salary for 18 months following termination. In addition, if not prior to six months or later than one year following certain changes of control, Mr. Montgomery terminates his employment or his employment is terminated without cause, Mr. Montgomery will be entitled to a lump sum payment equal to 18 months of his base salary then in effect.

        Each of Messrs. Brown and Bartlett are parties to an agreement which provides that, if there is a change of control (as defined) of National Mercantile Bancorp, and his employment is terminated within one year following the change of control by National Mercantile Bancorp without cause, or by him for "good reason," the Company will pay him a lump sum severance payment equal to nine months' salary and will reimburse him for COBRA payments for six months. The agreement may be terminated by the Company upon 12 months' written notice to the employee.

Code of Ethics

        We have a code of ethics that applies to our directors, officers and employees. We will provide without charge a copy of the code of ethics to any person who so requests by a letter addressed to the Corporate Secretary, National Mercantile Bancorp, 1880 Century Park East, Los Angeles, California 90067.

INDEPENDENT PUBLIC ACCOUNTANTS

        Ernst & Young LLP audited our financial statements for the years ended December 31, 2003 and 2002. We expect a representative from Ernst & Young will be present at the Annual Meeting. We will provide the representative with the opportunity to make a statement if desired and to respond to appropriate questions by shareholders.

        For 2003, the fees billed for professional services by Ernst & Young were as follows: Audit Fees: $112,808. For 2002, the fees billed for professional services by Ernst & Young were as follows: Audit Fees: $61,754.

        It is the policy of the Audit Committee to pre-approve all services rendered by the independent auditors. All of the services rendered by Ernst & Young LLP in 2002 and 2003 were pre-approved by the Audit Committee.

        Arthur Andersen LLP audited our financial statements for the year ended December 31, 2001. On August 5, 2002, we removed Arthur Andersen LLP as our independent public accountants and retained Ernst & Young LLP. This change was made upon the recommendation of our Audit Committee and with the approval of our Board. The decision to change independent public accountants was based on the continuing uncertainty regarding Arthur Andersen's future and was not a reflection of Arthur Andersen's commitment or the quality of the services it provided to us.

        Arthur Andersen's reports on our financial statements for the years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. From January 1, 2001 to the date of removal of

Arthur Andersen, we had no disagreements with Arthur Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on our financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-B.

        From January 1, 2001 to the date of removal of Arthur Andersen, and prior to its engagement, we did not consult Ernst & Young LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-B.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

        Shareholders who want to communicate with the Board of Directors or any individual Director should write to: Corporate Secretary, National Mercantile Bancorp, 1880 Century Park East, Los Angeles, California 90067. The letter should indicate that you are a shareholder of National Mercantile Bancorp, and set forth the number of shares you hold and how the shares are held if they are not registered in your name. Depending upon the subject matter, the Corporate Secretary will:

  •
  Forward the communication to the Director or Directors to whom it is addressed

  •
  Delegate the inquiry to management where it is a request for information about National Mercantile Bancorp or a stock-related matter

  •
  Not forward the communication, if it is primarily commercial in nature, or if it relates to an improper or irrelevant topic, or is repetitive or redundant

SHAREHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

        If you wish to submit proposals to be included in our proxy statement for the 2005 Annual Meeting of Shareholders, we must receive them on or before December 15, 2004. Please address your proposals to: Corporate Secretary, National Mercantile Bancorp, 1880 Century Park East, Los Angeles, California 90067.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-KSB

        The Company will furnish without charge a copy of its Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003, as filed with the Securities and Exchange Commission, including the financial statements and financial statement schedules thereto, to any shareholder who so requests by writing to Corporate Secretary, National Mercantile Bancorp, 1880 Century Park East, Los Angeles, California 90067.

By order of the Board of Directors
Dated: April 7, 2004	Joseph N. Cohen Corporate Secretary

NATIONAL MERCANTILE BANCORP

BOARD OF DIRECTORS'

AUDIT COMMITTEE CHARTER

January 2004

COMMITTEE ORGANIZATION, FUNCTION AND MEMBERSHIP

        There shall be a committee of the Board of Directors ("Board") to be known as the Audit Committee ("Committee"), which has been established in accordance with Article III, Section 3.03 of the Company Bylaws. The purpose of this charter is to establish the organization, composition, authority, responsibility and specific duties of the Committee.

        The Audit Committee of the Board of Directors of National Mercantile Bancorp ("Company") will assist the Board in fulfilling its fiduciary responsibility to shareholders, directors and regulatory authorities relating to the quality and integrity of the Company's accounting systems, financial reporting process, and overall internal control structure. In so doing, the Committee shall:

1.
Review the reports of the Company's independent public accountants (IPA), regulatory examiners, and other information submitted by and/or requested of Company Management.

2.
Report its activities to the Board, making recommendations for such changes in the manner in which the Company is doing business as deemed advisable.

3.
Carry out the fiduciary responsibilities of the Committee in an informed and vigilant manner to ensure compliance with the laws and regulations relating to safety and soundness.

4.
Employ such resources in the performance of Committee duties, including access to separate legal counsel or special experts, as it may deem necessary.

        The Audit Committee shall be comprised of not less than three Independent Directors. The Board will review the membership terms annually. Unless a specific waiver is granted by the Board, the Committee shall consist of members who:

  •
  Are outside Directors, independent of the Company, appointed by the Board from time to time.

  •
  Are not and have not been officers, employees, affiliates, or associates of the Company nor any of its subsidiaries for the twelve-month period prior to appointment.

  •
  Are not immediate family members of any officers or employees of the Company nor any of its subsidiaries.

  •
  Have financial institution or related financial management expertise.

  •
  Designate a Chairperson to preside over meetings and report Committee actions and recommendations to the Board.

AUTHORITY AND RESPONSIBILITY

        The Committee derives its authority from the Board of Directors. The Committee shall have the full authority to examine, audit and investigate all financial records, operations, activities, and affairs of the Company. The Committee is therefore authorized full and unrestricted access to all company records, property, operations and affairs of the Company. The Committee is to keep the Board of Directors apprised, through minutes and other means, of its activities and any significant developments.

        The Committee is the Board's principal agent in ensuring the independence of the Company's Independent Public Accountant (IPA), the integrity of management and the adequacy of disclosures to stockholders. The Committee is to maintain free and open communication lines with the Board, the IPA and Company management.

        The Audit Committee shall:

  •
  Have sole authority to appoint, determine funding for, and oversee the IPA;

  •
  Have authority to approve, in advance, the provision by the auditor of all non-audit related services;

  •
  Have authority to engage and determine funding for independent counsel and other advisors; and

  •
  Review complaints received by the Bank regarding accounting, internal accounting controls or auditing matters, in a confidential and anonymous manner.

MEETINGS AND ATTENDANCE

        The Committee shall meet four times per year (quarterly basis) and as many more times as the Committee or its Chairman deems necessary. Members of the Committee are to be present ((to include telephone presence) at all meetings. As necessary or desirable, the Committee Chairperson may request that members of management and representatives of the independent public accountant be present at Committee meetings.

        The Committee shall meet with external and internal auditors without management being present at least annually, or as many times as the Committee deems necessary.

MEETING MINUTES

        Minutes of each Committee meeting are to be maintained along with all applicable support documentation. Minutes are to be reviewed and approved by the members of the Committee. Copies of the Minutes are to be provided and forwarded to all members of the Board and are to be available for review by the IPA or by regulatory examiners.

SPECIFIC DUTIES AND RESPONSIBILITIES

        The Committee, acting on behalf of the Company's Board of Directors, shall complete the duties and responsibilities described below.

1.
Recommend annually, to the Board, the appointment, or replacement of the Company's independent public accountants.

•
Review independence, qualifications, the annual engagement letter, audit scope, related services and fees.

•
Review the Company's audited financial statements in relation to meeting the requirements of an annual Director's examination, related notes, the accountants' opinion to be rendered in connection therewith, and any unresolved disagreements with management concerning accounting or disclosure matters.

•
Review the IPA's report regarding management's assertions on internal controls and compliance with laws and regulations.

•
Meet with Company management and the IPA to discuss the IPA's findings and suggestions for improving internal controls and management's plans for corrective action. Review the IPA's management letter of comments and recommendations and management's written response.

2.
Review, on a quarterly basis, the Company's legal exposure from pending or threatened litigation that could have a significant impact on the Company's financial statements.

3.
Review significant findings reported by government regulators regarding the Company, together with management's related responses, and monitor corrective actions on major deficiencies noted.

4.
Review the results of internal audits of Company records, performed by outsourced internal auditors, including summary reports and reports of findings and recommendations provided to management. Review management's written response to the audits and related corrective action plans.

5.
Review periodic Company status reports, regulatory reports, financial statements, and new and/or revised written policies and procedures as periodically presented by management or as requested and/or designated by the Committee.

6.
Have familiarity with the accounting and reporting principles and practices applied by the Company in preparing its financial statements.

7.
Monitor the adequacy and effectiveness of the Company's plans, programs and internal controls to ensure compliance with applicable laws and regulations.

8.
Review and recommend purchase and/or renewal of the Company's insurance coverage and blanket bonds to the Board of Directors.

DISCLOSURES IN PROXY STATEMENTS

1.
The Bank must disclose in its proxy statements whether the Audit Committee has a written Charter.

2.
A copy of the Charter must be filed with the Securities and Exchange Commission every three years.

3.
The Bank must disclose in its proxy statements certain information about any Audit Committee member who is not independent.

\*/ DETACH PROXY CARD HERE \*/

PROXY

NATIONAL MERCANTILE BANCORP

ANNUAL MEETING OF SHAREHOLDERS, APRIL 22, 2004

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
NATIONAL MERCANTILE BANCORP

        The undersigned hereby appoints Scott A. Montgomery and Robert E. Thomson, and each of them, the proxy or proxies of the undersigned with full powers of substitution to each to attend the Annual Meeting of Shareholders of National Mercantile Bancorp (the "Meeting") to be held on April 22, 2004 at Mercantile National Bank, 1840 Century Park East, Main Floor, Los Angeles, CA 90067, beginning at 6:00 p.m. local time, and any adjournments thereof, and to vote all shares of stock that the undersigned would be entitled to vote if personally present in the manner indicated below, and on any other matters properly brought before the Meeting or any adjournments thereof, all as set forth in the Proxy Statement dated April 7, 2004.

(Continued, and to be marked, dated and signed, on the other side)

\*/ DETACH PROXY CARD HERE \*/
PLEASE MARK YOUR CHOICE LIKE THIS IN BLACK OR BLUE INK.	☒

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" ALL NOMINEES

1.    Election of the following nominees as directors:
Nominees:  Donald E. Benson, Joseph N. Cohen, Robert E. Gipson, W. Douglas Hile, Antoinette Hubenette, M.D., Scott A. Montgomery, Judge Dion G. Morrow, Carl R. Terzian and Robert E. Thomson.

☐   FOR                                       ☐   WITHHOLD

(Authority to vote for any nominee may be withheld by lining through or otherwise striking out the name of such nominee).

2.
Upon such other matters as may properly come before the Meeting or any adjournments thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING, PROXY STATEMENT AND ANNUAL REPORT ON FORM 10-KSB OF NATIONAL MERCANTILE BANCORP.

(Signature should be exactly as name or names appear on this proxy. If stock is held jointly each holder should sign. If signature is by attorney, executor, administrator, trustee or guardian, please give full title.)
I/we plan to attend the Meeting.	☐ Yes ☐ No
Dated:	, 2004
Signature
Signature if held jointly
This proxy will be voted FOR the nominees unless otherwise indicated, and in the discretion of the proxies on all other matters properly brought before the Meeting.
PLEASE DATE, SIGN AND RETURN PROMPTLY
Please Detach Here /*\ You Must Detach This Portion of the Proxy Card /*\ Before Returning it in the Enclosed Envelope

QuickLinks

TABLE OF CONTENTS
NATIONAL MERCANTILE BANCORP NOTICE OF 2004 ANNUAL MEETING OF SHAREHOLDERS to be held Thursday, April 22, 2004
NATIONAL MERCANTILE BANCORP PROXY STATEMENT 2004 ANNUAL MEETING OF SHAREHOLDERS to be held April 22, 2004
INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
ELECTION OF DIRECTORS
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES
INFORMATION ABOUT NATIONAL MERCANTILE BANCORP COMMON AND PREFERRED STOCK OWNERSHIP
EXECUTIVE OFFICERS
Summary Compensation Table
2003 Option Grants
2003 Option Exercises and Year-End Option Values
INDEPENDENT PUBLIC ACCOUNTANTS
SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
SHAREHOLDER PROPOSALS FOR 2005 ANNUAL MEETING
AVAILABILITY OF ANNUAL REPORT ON FORM 10-KSB
NATIONAL MERCANTILE BANCORP BOARD OF DIRECTORS' AUDIT COMMITTEE CHARTER January 2004